SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION  13 OR 15(D) OF THE  SECURITIES  EXCHANGE  ACT OF
               1934 Date of Report (Date of earliest event
                           reported): August 20, 1997


                          ----------------------------


                               ENERGY OPTICS, INC.
             (Exact name of registrant as specified in its charter)

           NEW MEXICO                        0-10841                       85-0273340
 (State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
         incorporation)                                                     Number)



                   29425 C.R. 561
                  Tavares, Florida                              32778
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (352) 742-5010

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 2.  Acquisition of Assets

     The disclosure set forth below is presented in response to the requirements of Item 1 and Item 2 of Form 8-K.

     Pursuant to a Stock and Asset Purchase Agreement, dated August 20, 1997 (the "Asset Purchase Agreement"), Energy Optics, Inc., a New Mexico Corporation ("Energy") acquired certain "Assets" (as defined below) from ABAC Services, Inc., a Nevada corporation ("ABAC"), American Global Equity Services, an unincorporated, non-associated business trust located in Tavares, Florida ("Ages") and three individual holders (the "Holders") of common stock of Lean Protein Foods, Inc. ("LPF"), in exchange for the issuance of 4,122,100 shares of Energy Common Stock. The Assets were comprised of certain real estate valued at $1,850,000 conveyed by Ages, certain personal property valued at $254,000 conveyed by ABAC and 1,785,000 shares of LPF valued at $1,785,000 conveyed by the Holders. The Assets were valued based upon obtaining an independent valuation in the case of the real estate, estimated fair market value in the case of the personal property and a negotiated amount in the case of the common stock of LPF. No affiliated relationships existed among the management or affiliates of Energy and the management or affiliates of Ages, ABAC or the Holders.

     As a result of the issuance of the 4,122,100 shares of Energy Common Stock to purchase the Assets a change in control occurred. After the closing of the acquisition of the Assets, the original holders of Energy owned 877,900 shares (i.e., approximately 18% of the total issued and outstanding shares), and Ages, ABAC and the LPF Holders collectively owned 4,122,100 shares (i.e., approximately 82% of the total issued and outstanding shares). After the closing of the acquisition of the Assets, the original Board of Directors of Energy appointed the following new members to the Board of Directors and then resigned:
Jacques A. Desrochers, Rudy W. De La Garza and Mary Adkins. The Board of Directors then appointed James C. Statham and Shirley M. Harmon to the Board of Directors and Jacques A. Desrochers and Rudy W. De La Garza subsequently resigned. As a result of the change in control, the new Board of Directors of Energy is Mary Adkins, James C. Statham and Shirley M. Harmon, and the principal executive offices of Energy were changed from 1500 Rayos de Luna, Las Cruces, New Mexico 88005 (telephone number [505] 523-4561) to 29425 C.R. 561, Tavares, Florida 32778 (telephone number [352] 742-5010).

     Energy has no knowledge of any other arrangements which may result in a change in control of Energy.

Item 4.  Changes in Registrant's Certifying Accountant

     On July 18, 1997, Mackie, Reid & Company, P.A., the principal independent accountant for Energy, resigned on the basis that it was not qualified to practice before the Securities & Exchange Commission. The accountant's reports for the past two years did not contain an adverse opinion, a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. The resignation of such accountant was not recommended or approved by the Board of Directors of Energy or an audit or committee of the Board of Directors. No disagreements with such accountant occurred concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     On September 3, 1997, Energy appointed Dohan and Company, Certified Public Accountants, as its new independent accountant.

Item 7.  Financial Statements and Exhibits

     (a) It is not practical for Energy to provide the financial statements required by this Item 7. Energy shall file the financial statements required by this Item as soon as practicable but not later than 60 days from the date hereof

     (b) The following exhibit required by Item 601 of Regulation S-K is filed herewith:

                  (2)      Asset Purchase Agreement.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                    ENERGY OPTICS, INC.


Dated:  September 15, 1997                          By: /s/ Mary Adkins
                                                        ---------------------

                       STOCK AND ASSET PURCHASE AGREEMENT
                       ----------------------------------

         THIS STOCK AND ASSET PURCHASE AGREEMENT ("Agreement") is entered into by and between ABAC Services, Inc., a Nevada corporation, ("ABAC"), American Global Equity Services, an unincorporated, non-associated business trust located in Tavares, Florida (the "Trust") and Energy Optics, Inc., a New Mexico corporation, ("Energy") this 20th day of August 1997.

                                   1. RECITALS

         WHEREAS, the Energy Stock Purchasers (as defined below) desire to purchase certain shares of common stock, $.001 par value (the "Common Stock") of Energy and Energy desires to sell such shares of Common Stock to the Energy Stock Purchasers;

         WHEREAS, Energy desires to purchase certain Assets (as described below) from the Energy Stock Purchasers in exchange for the issuance of certain shares of its Common Stock;

         WHEREAS, ABAC currently holds certain assets as described on Exhibit "A" hereto (the "ABAC Assets") and desires to convey such assets to Energy;

         WHEREAS, certain individuals (the "LPF Holders") hold 1,785,000 shares of Lean Protein Foods, Inc., as described on Exhibit "B" hereto (the "LPF Stock") and intend to convey such shares to Energy;

         WHEREAS, the Trust intends to convey certain assets to Energy as described on Exhibit "C" hereto (the "Trust Assets");

         WHEREAS, the purchase price for the shares of Common Stock will be paid by the conveyance by the Trust of the Trust Assets , the LPF Holders of the LPF Stock, and by ABAC of the ABAC Assets (collectively, the "Assets") to Energy;

         WHEREAS, in connection with the sale of the Common Stock of Energy to the Trust, the LPF Holders and ABAC (the "Energy Stock Purchasers") for the purchase of the Assets, Energy intends to authorize a reclassification of all issued and outstanding shares of Energy Common Stock on the basis of one (1) share of Energy Common Stock for each ten (10) shares of Energy Common Stock outstanding on the Closing (the "Reclassification");

         WHEREAS, at the Closing, the Board of Directors of Energy have agreed to appoint the current Board of Directors of ABAC as the Board of Directors of Energy and to resign as directors of Energy; and

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and agreements continued herein, the parties hereto agree as follows:

         2. SALE AND PURCHASE OF SHARES AND ASSETS. Energy agrees to sell to the Energy Stock Purchasers, and the Energy Stock Purchasers agree to purchase from Energy the Common Stock in exchange for the conveyance of the Assets from the Energy Stock Purchasers to Energy.

         3. PURCHASE PRICE. The purchase price for the sale and purchase described in Section 2 hereof shall be the Assets (the "Purchase Price"). The Purchase Price shall be paid at Closing by delivery of the Assets to Energy against delivery of the Common Stock to the Energy Stock Purchasers.

         4. CLOSING. The closing of the sale and purchase described in Section 2 shall take place at 11:00 a.m. (Austin, Texas time) on August 20, 1997, (the "Closing"). At Closing, Energy shall deliver to the Energy Stock Purchasers:

                  (i) certificates evidencing the shares of Common Stock either duly endorsed to the Energy Stock Purchasers or being attached thereto an executed legal assignment and power satisfactory to the Energy Stock Purchasers so as to permit transfer without further action on the part of Energy in such amounts and to such parties as described on Exhibit "D" hereto;

                  (ii) true, complete and correct copies the Articles of Incorporation, as amended, and bylaws, as amended, of Energy;

                  (iii) the corporate minute book of Energy, which shall contain true and correct copies of the minutes of all meetings or actions by consent of the directors and shareholders of Energy;

                  (iv) the Resolution of the Board of Directors of Energy authorizing the sale of the Common Stock, the Reclassification and all related transactions;

                  (v) the written confirmation, dated as of the date of the Closing, of Energy to the effect that there shall not have occurred any event of the type described in Section 9 below, and that all of the representations and warranties of Energy contained herein are accurate in all material respects at and as of the Closing with the same effect as if those representations and warranties were made at the Closing;

                  (vi) the written resignations, dated as of the date of the Closing, of the directors and officers of Energy which shall state that the directors shall appoint the current directors of ABAC to the Board of Directors of Energy on the Closing date and resign at such time; and

                  (vii) true, complete and correct copies of such additional documents and materials respecting the business of Energy, including financial statements, bank account records, tax returns and other documents, as ABAC or the Trust shall reasonably require.

         5. REPRESENTATIONS AND WARRANTIES OF ENERGY. Energy represents and warrants to ABAC and the Trust as follows:

                  (a) ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by Energy, and is a valid and binding agreement of Energy, enforceable in accordance with its terms, subject to bankruptcy and other similar laws of general application relating to or affecting the enforcement of creditors' rights and to limitations applicable to equitable remedies. The Reclassification has been duly authorized and effected in accordance with the laws of the State of New Mexico on the Closing.

                  (b) TITLE TO SHARES OF COMMON STOCK. Energy is the owner, free and clear of any encumbrances, of the shares of Common Stock sold to the Energy Stock Purchasers. Upon the issuance and delivery of the Common Stock to the Energy Stock Purchasers, the Common Stock will be non-assessable, duly authorized, validly issued and outstanding shares of Common Stock. The issuance of Common Stock to Energy, the Reclassification and the transactions contemplated by this Agreement are not in violation of or constitute an event of default or are not prohibited by the Articles of Incorporation or bylaws of Energy, the laws of the State of New Mexico, or any instrument, contract, agreement, order or decree to which Energy is a party or bound by applicable law.

                  (c) ORGANIZATION AND STANDING OF ENERGY. Energy is a corporation duly organized and validly existing and in good standing under the laws of the State of New Mexico. Energy is qualified to do business in every state in which it is conducting business and Energy possess all requisite corporate and legal power and authority to carry on its business as presently conducted.

                  (d) SUBSIDIARIES. Energy has no subsidiaries.

                  (e) CAPITALIZATION. Prior to the Closing, the capital stock of Energy consists solely of common stock $.001 par value of which 10,000,000 shares are authorized and, of such authorized shares, 8,779,000 shares are issued and outstanding. After issuance of the Common Stock to the Energy Stock Purchasers upon Closing and the Reclassification, 10,000,000 shares of Common Stock will be authorized by the Articles of Incorporation and 5,000,000 shares of Common Stock will be issued and outstanding. All such issued and outstanding shares of Common stock have been or will be validly issued, validly authorized and are non-assessable. Energy has no outstanding subscription rights, contracts, options, warrants, or other obligations to issue, sell, or otherwise dispose of, or to purchase, redeem, or otherwise acquire any of its shares or any securities convertible into shares of its Common Stock.

                  (f) FINANCIAL STATEMENTS. Energy has delivered to the ABAC and the Trust copies of the following financial statements all of which are true and complete and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated: (i) Energy's Annual Report on Form 10-K for the year ended July 31, 1996; (ii) Energy's Quarterly Reports on Form 10-Q dated October 31, 1996, January 31, 1997, and April 30, 1997 (the "Financial Statements").

                  (g) ABSENCE OF UNDISCLOSED LIABILITIES. Except to the indicated in the Financial Statements, Energy has no liabilities of any nature, whether accrued, absolute, contingent, or otherwise, including and without limitation, tax liabilities due or to become due, or arising out of transactions entered into, or any state of facts existing, prior thereto. Energy represents and warrants that it does not know or have reasonable grounds to know of any basis for the assertion against Energy of any liability of any nature by any party in any amount not fully reflected in the Balance Sheet.

                  (h) ABSENCE OF CHANGES. During the period commencing July 1, 1997, and continuing through Closing there will not have been: (i) any material adverse changes in Energy's financial condition, assets, liabilities or business other than changes in the ordinary course of business; (ii) any sale, transfer, mortgage or pledge of any of Energy's property or assets, or obligations or liabilities created or incurred by Energy except in the ordinary course of business; (iii) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting Energy's properties or business;
         (iv) any declaration, or setting aside, or payment of any dividend or other distribution in respect of the shares of Common Stock, or any direct or indirect redemption, purchase or other acquisition or any such shares of Common Stock; (v) any increase in the compensation payable or to become payable by Energy to any of its officers, employees, or agents, or any bonus payments or arrangements made to or with any of them; or (vi) any labor disputes, or any other event or condition of any character whatsoever, materially and adversely effecting Energy's business, assets, or prospects.

                  (i) TAX RETURNS. Energy has filed all federal, state and local tax returns required to be filed by it and has paid all federal, state and local taxes required to be paid with respect to periods covered by such returns including FICA and FUTA taxes. Energy has no outstanding federal, state or local tax liability to any taxing authority.

                  (j) PROPERTIES. Energy has good and marketable title to all of its properties and assets, real and personal, including those reflected in the Financial Statements, subject to no security interests, mortgages, pledges, liens, encumbrances, or charges except for liens shown on the Financial Statements as securing specified liabilities set forth therein (with respect which no default exists), and except for minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the marketability or the value of the properties subject thereto, or materially impair Energy's operations.

                  (k) CONTRACTS. Energy has no contract or commitment involving payment by Energy of more than $10,000 except as disclosed in the Financial Statements. Energy has complied with all provisions of contracts which it is a party and is not in default under any such contract or agreement.

                  (l) LITIGATION. Energy is not subject to any litigation, proceeding or governmental investigation pending or (as far as known), threatened, against or relating to Energy or its properties or business or the transactions contemplated by this Agreement. Energy has complied with and is not in violation of any applicable laws, rules, regulations, orders or decrees; including any federal or state securities laws and regulations.

                  (m) LEASES, CONTRACTS AND LICENSES. Energy represents and warrants that the transfer of the shares of Common Stock to the Energy Stock Purchasers will not constitute a prohibited assignment or transfer of the Common Stock or violate any of its licenses, leases, contracts, or any other document or obligation.

                  (n) EMPLOYEES. At Closing Energy will have no obligations or liabilities to any former employees of any nature whatsoever.

                  (o) WARRANTIES TRUE. No representation or warranty by Energy in this Agreement nor any statement or certificate furnished or to be furnished to the Energy Stock Purchasers pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (p) NO VIOLATION. The issuance and delivery of the shares of Common Stock of Energy to the Energy Stock Purchasers will not violate any federal or state securities laws including, without limitation, the Securities Act of 1933, as amended or the Securities Exchange Act of 1939.

                  (q) NO LEGAL PROCEEDINGS. No officer or director of Energy has been involved in any legal proceedings within the meaning of Item
         401(f) of Regulation S-X as promulgated under the Securities Act of 1933, as amended.

         6. REPRESENTATIONS AND WARRANTIES OF ABAC AND THE TRUST. ABAC and the Trust represents and warrants to Energy as follows:

                  (a) ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by ABAC and the Trust and is a valid and binding agreement of ABAC and the Trust, enforceable in accordance with its terms, subject to bankruptcy and under similar laws of general application relating to or affecting the enforcement of creditors' rights, and to limitations applicable to equitable remedies.

                  (b) ORGANIZATION AND STANDING. ABAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ABAC has full corporate power to own its properties and to conduct the business currently being conducted by it. The Trust is an unincorporated, non-associated business trust.

                  (c) INVESTMENT. ABAC and the Trust are acquiring the shares of Common Stock for their own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended.

                  (d) NO DEFAULTS. Neither the execution and delivery of this Agreement by ABAC and the Trust nor the consummation of the transactions herein contemplated by ABAC and the Trust requires any consent, approval, authorization, or other order of any court, regulatory body, administrative agency, governmental body or other person, or will conflict with or constitute a breach of, or default under, any agreement or other instrument to which ABAC or the Trust is a party or which ABAC or the Trust is bound or to which the property or assets of ABAC or the Trust is subject, or any statute, order, rule, regulation, judgment or decree applicable to ABAC or the Trust or its properties or assets.

                  (e) ASSETS.  ABAC  represents  and warrants to Energy that the
         Assets  will  be  conveyed  to  Energy   pursuant  to  bills  of  sale,
         assignments and other appropriate conveyance documents.

         7. EFFECT OF WARRANTIES. All warranties contained herein shall survive the closing of the transactions contemplated by this Agreement for a two-year period. All representations and warranties shall be true at the time of Closing as if such representations and warranties were made at Closing.

         8. ACCESS AND INFORMATION. Energy shall give ABAC and the Trust full access, during normal business hours from the date of this Agreement to Closing, to all of Energy's properties, books, contracts, commitments, and records, and shall furnish ABAC and the Trust during such period with all information concerning its affairs as ABAC and the Trust reasonably request. ABAC and the Trust agree that any information obtained through the investigation described in this Section 8 shall be confidential and ABAC and the Trust shall take all actions necessary to prevent such information from being disclosed prior to Closing unless specifically ordered to disclose such information by a court or governmental agency having jurisdiction over ABAC and the Trust.

         9. CONDUCT OF BUSINESS PENDING CLOSING. Energy covenants that, from the date of this Agreement until Closing:

                  (a) The business of Energy will be conducted only in the ordinary course.

                  (b)  No  change   will  be  made  in   Energy's   Articles  of
         Incorporation or bylaws, except as approved in writing by ABAC and the Trust.

                  (c) No change will be made in Energy's authorized or issued capital stock.

                  (d) No dividend or other distribution or payment will be declared or made in respect of Energy's capital stock.

                  (e) No increase will be made in the compensation payable or to become payable by Energy to any officer, employee, or agent, nor will any bonus payment or arrangement or other benefits be paid by Energy to or with any officer, employee, or agent.

                  (f) No contract or commitment, including the incurrence of indebtedness, will be entered into by or on behalf of Energy other than normal contracts or commitments in the ordinary course of business.

                  (g)  No  change  will  be  made   affecting   the   personnel,
         compensation payments or banking arrangements without the prior written approval of ABAC and the Trust.

                  (h) Energy will use its best efforts to preserve Energy's business organization, and to preserve Energy's goodwill with suppliers, customers, and others having business relations with Energy.

                  (i)      All debts of Energy will be paid as they come due.

                  (j) No material physical damage or loss will occur to the assets or business of Energy.

     10. CONDITIONS PRECEDENT FOR ABAC. All obligations of ABAC and the Trust under this Agreement are subject to each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Energy's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at Closing.

                  (b) PERFORMANCE. Energy shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

                  (c) INDEMNIFICATION. Energy shall indemnify and hold harmless ABAC and the Trust, at all times after the date of this Agreement, against and in respect of:

                           (i) UNDISCLOSED LIABILITIES. All liabilities of Energy of any nature, whether accrued, absolute, contingent or otherwise, existing at Closing, to the extent not reflected or reserved in full in the Financial Statements, including without limitation, any tax liabilities to the extent not reflected or reserved against, or arising out of transactions entered into, or any state of facts, existing prior to Closing;

                           (ii) INTERIM LIABILITIES. All liabilities of, or claims against Energy arising out of the conduct of Energy's business between the date of this Agreement and the Closing otherwise than in the ordinary course, or arising out of any presently existing contract or commitment or arising out of any contract or commitment entered into or made by Energy between the date of this Agreement and Closing;

                           (iii)  LEGAL   PROCEEDINGS.   All   actions,   suits,
                  proceedings, demands, assessments, judgments, costs, attorney's fees, expenses incident to any of the foregoing; and

                           (iv) MISREPRESENTATIONS.  Any damage, cost, liability
                  or expense resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of Energy under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to ABAC and the Trust hereunder.

         Energy shall reimburse ABAC and the Trust on demand, for any amounts which Energy is obligated to indemnify ABAC and the Trust pursuant to the terms of this Section 10.

                  (d) Energy shall have duly effected the issuance of Common Stock to the Energy Stock Purchasers and the Reclassification in accordance with New Mexico law on the Closing.

         11. CONDITIONS PRECEDENT FOR ENERGY. All obligations of Energy under this Agreement are subject to each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. ABAC's and the Trust's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at Closing.

                  (b) PERFORMANCE. ABAC and the Trust shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

         12. NATURE AND SURVIVAL OF REPRESENTATIONS. All statements contained in any certificate or other instrument delivered by or on behalf of Energy, the Trust or ABAC pursuant hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by Energy, the Trust or ABAC hereunder. All representations, warranties, and agreements made by Energy, the Trust or ABAC in this Agreement are pursuant hereto shall survive the Closing and any investigation at any time made by or on behalf of ABAC, the Trust or Energy.

         13. FURTHER ASSURANCES. Each party hereto shall take such actions and perform such further assurances as are reasonably necessary to further the intent and purposes of this Agreement, including the execution of any additional documents necessary to convey title to the Assets or the Energy Common Stock, as the case may be, to the appropriate party.

         14. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed to be delivered when delivered in person, or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

                  IF TO ENERGY:           Energy Optics, Inc.
                                          1500 Rayos de Luna
                                          Las Cruces, New Mexico

                  IF TO ABAC              ABAC Services, Inc.
                  OR TO THE TRUST:        12402 W. Cow Path
                                          Austin, Texas  78727

         15. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and statements, written or oral, with respect thereto.

         16. TEXAS LAW TO APPLY. This Agreement shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Travis County, Texas.

         17. HEADINGS. The headings used in this Agreement are used for administrative purposes only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

         18. PARTIES BOUND. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the extent permitted by this Agreement, their successors and assigns.

         19. AMENDMENT. This Agreement may be amended or modified only by a writing executed by the parties.

         20. WAIVER. No term or condition of this Agreement shall be deemed to have been waived by a party, nor shall there be any estoppel against the enforcement by a party of any provisions of this Agreement, except by written instrument executed by the other party. No such written waiver by a party shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific terms or conditions waived and shall not constitute a waiver of such terms or conditions for the future or as to any act other than that specifically waived.

         21.   COUNTERPARTS.   This   Agreement  may  be  executed  in  multiple
counterparts all of which shall constitute one agreement and each of which shall constitute an original of this Agreement.

         DATED as of the date first written above.

                                           ABAC SERVICES, INC.


                                           By: /s/ Jacques Desrochers
                                               -------------------------------
                                               Jacques Desrochers, President


                                           ENERGY OPTICS, INC.


                                           By: /s/ Edward N. Laughlin
                                               -------------------------------
                                               Edward N. Laughlin, President


                                           AMERICAN GLOBAL EQUITY
                                           SERVICES, INC.


                                          By:  /s/ Harry Plott
                                              --------------------------------
                                               Harry Plott, Trustee

                                   EXHIBIT "A"

                               ABAC SERVICES, INC.
                             PROPERTY AND EQUIPMENT

 #                  # DESCRIPTION                               UNIT COST                       EXTENDED
 -                  -------------                               ---------                       --------
 4    Plain paper fax - Brother                         $             550.00          $         2,200.00
 1    Copy machine - Cannon                             $          10,500.00          $        10,500.00
 1    Copy machine - Cannon                             $           5,500.00          $         5,500.00
 2    HP4 laser printer                                 $           6,500.00          $        13,000.00
 4    Miscellaneous printer                             $             550.00          $         2,200.00
 2    Reception station                                 $           1,200.00          $         2,400.00
 5    Executive decks and credenza                      $           2,200.00          $        11,000.00
 5    Executive chairs                                  $             250.00          $         1,250.00
 4    Workstations and chairs                           $             750.00          $         3,000.00
 2    150 MHz file servers HP                           $           5,500.00          $        11,000.00
 5    Pent. Workstations                                $           1,500.00          $         7,500.00
 3    UPS                                               $             350.00          $         1,050.00
 1    HP data hub                                       $           2,500.00          $         2,500.00
 3    Pen laptops 100MHz Tos.                           $           2,000.00          $         6,000.00
 4    Pen desktops 150MHz Tos.                          $           2,200.00          $         8,800.00
 1    Voice mail system                                 $           2,985.00          $         2,985.00
 2    NT 4.0 workstation S/W                            $             550.00          $         1,100.00
 2    NT 3.0 workstation                                $             450.00          $           900.00
 2    Racks and sever setups                            $             650.00          $         1,300.00
 1    5 line Toshiba phone system                       $           2,500.00          $         2,500.00
 1    Miscellaneous Software                            $           5,500.00          $         5,500.00
 1    ALR 4/proc 130 Meg                                $          56,000.00          $        56,000.00
 1    Toshiba DK280 System                              $          16,000.00          $        16,000.00
 1    Toshiba Strategy VM 4 port                        $          11,000.00          $        11,000.00
 2    Vans with equip.                                  $           9,500.00          $        19,000.00
 1    Tripp Lite Data Center 500                        $           5,200.00          $         5,200.00
 1    Miscellaneous office equipment                    $          45,000.00          $        45,000.00
                                                                                        -------------------------

                                           Total                                      $       254,385.00

                                   EXHIBIT "B"
                                   ----------

                                                       SHARES HELD IN LEAN PROTEIN FOODS, INC.
                   HOLDER
          -----------------------------------          -------------------------------------------

          James C. Statham                                       400,000

          Terry M. Holcombe                                       50,000

          Shirley M. Harmon                                      200,000

          American Global Equity Services                      1,135,000
                                                               ---------
                            TOTAL:                             1,785,000
                                                               =========

                                   EXHIBIT "C"
                                   -----------

                                  TRUST ASSETS


PARCEL  #1:  All  that  part of the  West  1/2 of the  East 1/2 of the NE 1/4 of
Section 6, Township 20 south, Range 26 East, Lake County, Florida, lying Southwesterly of the Right of Way of State Road No. 561, otherwise known as Old State Road No. 19. Subject to the Right of Way of a clay road on the South 13.00 feet of the captioned property.

PARCEL #2: That part of the East 1/4 of the NE 1/4 of the SE 1/4 in Section 6, Township 20 South, Range 26 East, Lake County, Florida, lying southwest of the Southwesterly Right of Way line of State Road No. 561, otherwise known as Old State Road No. 19.

PARCEL #3: The  South1/2of  the  East1/2of the West1/2of the NE1/4of the SE1/4in
Section 6, Township 20 South, Range 26 East, Lake County, Florida.

                                   EXHIBIT "D"
                                   -----------

                         ISSUANCE OF ENERGY COMMON STOCK


                                                                NUMBER OF SHARES OF ENERGY
                            HOLDER                                   COMMON STOCK
          -------------------------------------------          -----------------------------------------

          Global Investments, Ltd., Trustee                             1,591,100

          ABAC Services, Inc.                                           1,200,000

          Hartlo, Ltd.                                                   681,000

          James C. Statham                                               400,000

          Shirley M. Hamon                                               200,000

          Terry M. Holcombe                                               50,000
                                                                        --------

                            TOTAL:                                     4,122,100
                                                                       =========

                                                         Name:  Mary Adkins
                                                        Title:  Secretary